                                                                    EXHIBIT 99.1

                               STOCK BUYBACK AND
                          SECONDARY OFFERING AGREEMENT
                          ----------------------------



     AGREEMENT dated April 24, 1997, among ShopKo Stores, Inc., a Minnesota corporation ("SK"), SUPERVALU INC., a Delaware Corporation ("SV"), and Supermarket Operators of America, Inc., a Delaware corporation and wholly-owned subsidiary of SV ("SOA").

     WHEREAS, SV is the beneficial owner of 14,731,667 shares of common stock, par value $0.01 per share, of SK ("Common Stock") and SOA is the record owner of such shares;

     WHEREAS, subject to the terms and conditions of this Agreement, SV desires to cause SOA to sell to SK 8,174,387 shares of Common Stock and to sell to the public in an underwritten offering 6,557,280 shares of Common Stock; and

     WHEREAS, subject to the terms and conditions of this Agreement, SK desires to purchase from SOA 8,174,387 shares of Common Stock and to facilitate such underwritten offering;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Purchase and Sale of Common Stock; Closing. Subject to the terms and conditions of this Agreement, SV will cause SOA to sell, transfer and convey to SK, and SK will purchase from SOA, 8,174,387 shares of Common Stock at a purchase price of $18.35 per share (the "Buyback"). The closing of the Buyback (the "Closing") shall be held at the place and time of the closing of the Secondary Offering (as hereinafter defined) (the "Closing Date"). At the Closing, (i) SOA will deliver to SK certificates representing 8,174,387 shares of Common Stock, with appropriate stock powers attached, properly signed and with any necessary documentary or transfer tax stamps duly affixed and canceled, and (ii) SK will pay to SOA the amount of $150,000,001.45 by wire transfer of immediately available funds to an account designated by SV in writing on or before the second business day prior to the Closing Date.

     2.   Conditions to the Buyback.

          A. Secondary Offering; Corporate Law Compliance. The obligation of each of SOA and SK to consummate the Buyback is subject to the satisfaction or waiver of the conditions that (i) the Secondary Offering shall have been consummated and (ii) the Buyback is in compliance with Section 302A.551 of the Minnesota Business Corporation Act.

          B. Market Out. The obligation of SK to consummate the Buyback is further subject to the satisfaction or waiver of the conditions that (i) there shall not have occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis,
              (ii) trading in the Common Stock shall not have been suspended or materially limited by the Securities and Exchange Commission or the New York Stock Exchange, (iii) trading generally on the New York Stock Exchange shall not have been suspended, limited or restricted or minimum or maximum prices for trading shall not have been fixed, or maximum range for prices for securities shall not have been required, by said exchange or by order of the Securities and Exchange Commission or any other governmental authority, and
              (iv) a banking moratorium shall not have been declared by either Federal or New York authorities.

     3.   Pre-Closing Covenants.

          A.   Secondary Offering.

               i. SK shall file as promptly as practicable following the date hereof (but not later than May 23, 1997), and shall use all reasonable efforts to cause to be declared effective as soon as possible after such filing, a registration statement under the Securities Act of 1933, as amended, for a public offering by SOA of 6,557,280 shares of Common Stock (the "Secondary Offering") and for an underwriters over-allotment option of up to 983,592 shares of Common Stock which SK hereby agrees to grant (the "Green Shoe").

               ii. SK, SV and SOA agree that Goldman Sachs & Co. will be the lead underwriter and that Goldman Sachs & Co., and up to two additional firms to be selected by SK will be co-managing underwriters. SK shall cooperate with the underwriters in the sale of Common Stock in the Secondary Offering.

               iii. SV and SOA agree to enter into an underwriting agreement for the Secondary Offering so long as the price to the public is at or above $18.35 per share.

               iv. SK, SV and SOA each agrees to negotiate in good faith and enter into an underwriting agreement relating to the Secondary Offering and Green Shoe containing provisions, as to itself, as are customary in such transactions, and perform in good faith its obligations under such underwriting agreement.

               v.    Printing shall be arranged and coordinated by SK.

          B. SV Board Seats. SV shall cause each of Michael Wright and Jeff Girard to resign from the Board of Directors of SK, effective upon the Closing Date, at which time Michael Wright shall no longer be Chairman of the Board of SK. In anticipation of such resignations, SK will recruit two new members for the Board of Directors of SK and will consult with Michael Wright, as Chairman of the Board, prior to extending any invitations.

          C. No Solicitation; Referral of Indications of Interest. Prior to the Closing Date, SK and SV shall not, and each shall cause its subsidiaries and its officers, directors, agents, representatives and Affiliates (as hereinafter defined) not to, directly or indirectly: initiate, solicit or encourage, or take any action to facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to any Takeover Proposal (as defined below), or, in the event of any unsolicited Takeover Proposal, provide any confidential information or data relating to SK to any Person. SV shall notify SK orally and in writing of any inquiries, offers or proposals concerning, or which might lead to, any Takeover Proposal (including, without limitation, the terms and conditions of any such inquiry, offer or proposal and the identity of the Person making it), within 24 hours of the receipt thereof. As used in this Section 3.C, "Takeover Proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving a substantial equity interest in or a substantial portion of the assets of SK, or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, SK.

     4.   Standstill.

          A. During the ten-year period commencing with the Closing, without the prior written consent of SK, SV agrees that it shall not, nor shall it permit any of its Affiliates to (nor shall SV agree, or advise, assist, encourage or provide financing to others, or permit its Affiliates to agree, or to advise, assist, encourage or provide financing to others, to), individually or collectively:

               i. acquire or offer to acquire or agree to acquire from any individual, partnership, joint venture, corporation, trust, unincorporated organization or other entity or government or any department or agency thereof (each, a "Person"), directly or indirectly, by purchase, merger, through the acquisition of control of another Person, by joining a partnership, limited partnership or other "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or otherwise, beneficial ownership in excess of 1.0% of any equity securities of SK, or direct or indirect rights (including convertible securities) or options to acquire such beneficial ownership (or otherwise act in concert with respect to any such securities, rights or options with any Person that so acquires, offers to acquire or agrees to acquire such securities, rights or options); or

               ii. make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" to vote (as such terms are used in the Regulation 14A promulgated under the Exchange
                    Act), become a "participant" in any "election contest" (as such terms are defined in Rule 14A-11 promulgated under the Exchange Act) or initiate, propose or otherwise solicit stockholders of SK for the approval of any stockholder proposals, in each case with respect to SK; or

               iii. form, join, in any way participate in, or encourage the formation of, a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of SK; or

               iv. deposit any securities of SK into a voting trust, or subject any securities of SK to any agreement or arrangement with respect to the voting of such securities, or other agreement or arrangement having similar effect; or

               v. alone or in concert with others, seek, or encourage or support any effort, to control the management, Board of Directors, business, policies, affairs or actions of SK; or

               vi. request, in any way which will require or result in a public disclosure, SK (or any directors, officers, employees or agents of SK), directly or indirectly, to amend, waive or modify any provision of this Section 4.

          B. For purposes hereof, "Affiliates" shall mean as applied to any Person means any other Person directly or indirectly controlled by that Person. The term "control" (including, with correlative meanings, the term "controlled") as applied to any Person, means the possession, directly or indirectly, of the power to vote fifteen percent (15%) or more of the voting stock (or in the case of a Person which is not a corporation, fifteen percent (15%) or more of the ownership interest, beneficial or otherwise) of such Person or otherwise, jointly or with other directors and/or executives, to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting stock or other ownership interest, by contract or otherwise.

     5.   Other Covenants.

          A.   Expenses if Closing Occurs.

               i. If the Closing occurs, each of SV and SK shall bear its own expenses relating to the Buyback. (For purposes of this Section 5, SV's expenses shall include those of SOA.)

               ii. If the Closing occurs, expenses of SV and SK relating to the Secondary Offering shall be borne by SK, provided that if the aggregate offering price to the public in the Secondary Offering exceeds $123,604,728.00, then SV shall bear such expenses (a) to the extent of such excess (if the excess is less than such expenses) or (b) in their entirety (if the excess equals or exceeds such expenses). Notwithstanding the foregoing, each of SV and SK shall bear the fees and expense reimbursement of its own counsel, and SK shall bear the costs of its "road show" presentations. "Expenses of SV and SK relating to the Secondary Offering" shall mean underwriting spreads and out-of-pocket costs for reimbursable expenses of the underwriters, filing fees, printing costs, NYSE listing fees, messenger and delivery expenses, and fees and expenses of SK's independent certified public accountant.

          B. Expenses if Closing Does Not Occur Because SV Declines to Proceed With Secondary Offering If the Closing does not occur because SV declines to enter into the underwriting agreement with respect to the Secondary Offering, then SV shall bear all the out-of-pocket expenses of SV and SK relating to the Secondary Offering (as described above), other than the fees and expense reimbursement of SK's counsel.

          C. Expenses if Closing Does Not Occur For Any Other Reason. If the Closing does not occur for any reason other than as a result of a breach or other than as contemplated by Section 5.B., then each of SV and SK shall bear its own expenses relating to the Buyback and the Secondary Offering. It is agreed that the following expenses shall be common expenses to be shared equally by SV and
               SK: filing fees; printing costs; NYSE listing fees.

          D. Public Disclosure. As soon as practicable following the execution and delivery of this Agreement, SV and SK shall issue a joint press release in the form attached hereto as Exhibit A. Thereafter, without the prior written consent of the other party, neither party shall make a public statement regarding the other party or the transactions contemplated hereby; provided, however, that without such prior written consent, each party shall be free to make comments to its shareholders and employees and to financial analysts and the press which are substantially consistent with disclosures in the joint press release and in prior public disclosures; and provided, further, that each party may file the press release and a copy of this Agreement as part of a Form 8-K filing under the Exchange Act or other required regulatory filing and may make any other disclosure required by law.

     6.   Termination.  This Agreement may be terminated

          A.   By mutual agreement of SK and SV.

          B.   By either SK or SV after September 30, 1997.

          C. By either SK or SV if there shall have been issued, by a court of competent jurisdiction, any order, decree or injunction prohibiting or restraining consummation of either the Buyback or the Secondary Offering and such order, decree or injunction is not being appealed or otherwise contested.

          D. By either SK or SV if the price to the public in the Secondary Offering would be below $18.35 per share and SV has informed SK that it will not proceed with the Secondary Offering.

     7.   Miscellaneous.

          A. Specific Performance. The parties acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that SK, SV and SOA, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

          B. Integration; No Third Party Beneficiaries; Amendment; Waiver. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. This Agreement may not be modified, amended or waived orally, but only by an instrument in writing signed by the party against whom enforcement of any such amendment, modification or waiver is sought. The waiver by any party hereto of a breach of any terms or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

          C. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that neither party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party.

          D. Headings. Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          E. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.

          F. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery services or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below.

               Notices to SV and SOA shall be addressed to:

                                 SUPERVALU INC.
                                 11840 Valley View Road
                                 P.O. Box 990
                                 Eden Prairie, MN 55440
                                 Attention:  Chairman and CEO
                                 Telecopy No.:  612/828-8998

               with copies to:

                                 SUPERVALU INC.
                                 11840 Valley View Road
                                 P.O. Box 990
                                 Eden Prairie, MN 55440
                                 Attention:   Senior Vice President-Law and
                                              External Affairs
                                 Telecopy No.:  612/828-8998

                                 and

                                 Dorsey & Whitney LLP
                                 220 South Sixth Street
                                 Minneapolis, MN 55402
                                 Attention:  William B. Payne
                                 Telecopy No.:  612/340-8738

               or at such other address and to the attention of such other person as SV may designate by written notice to SK.

               Notices to SK shall be addressed to:

                                 ShopKo Stores, Inc.
                                 700 Pilgrim Way
                                 P.O. Box 19060
                                 Green Bay, WI 54307-9060
                                 Attention:  President and CEO
                                 Telecopy No.:  414/496-4225
               with copies to:

                                 ShopKo Stores, Inc.
                                 700 Pilgrim Way
                                 P.O. Box 19060
                                 Green Bay, WI 54307-9060
                                 Attention:  Vice President-Legal Affairs
                                 Telecopy No.:  414/496-7401

                                 and

                                 Godfrey & Kahn SC
                                 780 North Water Street
                                 Milwaukee, WI 53202-3590
                                 Attention:  Randall J. Erickson
                                 Telecopy No.:  414/273-5198

                                 and

                                 Sidley & Austin
                                 One First National Plaza
                                 Chicago, IL 60603
                                 Attention:  Thomas A. Cole
                                 Telecopy No.:  312/853-7036

               or at such other address and to the attention of such other persons SK may designate by written notice to SV.

          G. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without reference to the choice of law principles thereof.

          H. Severability. If at any time subsequent to the date hereof any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but shall not effect the illegality or unenforceability of any other provision of this Agreement.

          I. Effect of Termination. A termination of this Agreement as provided in Section 6 shall not release any party hereto from liability for any breach of this agreement.

          J. Charitable Gift. SK agrees that SOA may make a gift of up to 275,000 shares of Common Stock to SUPERVALU Foundation prior to the third business day before the effective date of the registration statement for the Secondary Offering and further agrees that, at the SUPERVALU Foundation's election, it may sell all such shares in the Secondary Offering on the same terms and conditions as SOA. If such gift is made, but SUPERVALU Foundation does not participate in the Secondary Offering, then the amount of the Green Shoe and the aggregate offering price referred to in
               Section 5.A.ii. shall be appropriately reduced. In any event, if such gift is made, references herein to 6,557,280 shares shall likewise be reduced.

     IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties as of the date first above written by its duly authorized officer.

                                 ShopKo Stores, Inc.



                                 By:  /s/ Dale P. Kramer
                                      -------------------------------------
                                      Dale P. Kramer
                                      President and Chief Executive Officer



                                 SUPERVALU INC.



                                 By:  /s/ Michael Wright
                                      -------------------------------------
                                      Michael Wright
                                      Chairman and Chief Executive Officer



                                 Supermarket Operators of America, Inc.



                                 By:  /s/
                                      -------------------------------------
                                      ----------------------------
                                      -------------------------------------